Spectrum Pharmaceuticals, Inc. 2022 Employment Inducement Incentive Award Plan Section 1. PURPOSE The purposes of this Spectrum Pharmaceuticals, Inc. 2022 Employment Inducement Incentive Award Plan (the “Plan”) are to encourage selected Eligible Persons of the Company and its Affiliates to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals on whom, in large measure, the sustained progress, growth and profitability of the Company depend. Only Eligible Persons may receive Awards under the Plan. SECTION 2. DEFINITIONS As used in the Plan, the following terms have the meanings set forth below: (a) “Affiliate” shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee and that constitutes a “subsidiary” of the Company for purposes of Form S- 8. (b) “Applicable Law” shall mean the legal requirements that apply to the Plan and Awards granted hereunder in any given circumstance as shall be in place from time to time under any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any governmental authority, whether of the United States, any other country, and any provincial, state, or local subdivision, that relate to the administration of equity plans or equity awards, as well as any applicable stock exchange or automated quotation system rules or regulations. (c) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock-Based Award or cash Award granted under the Plan. (d) “Award Agreement” shall mean any written agreement, contract, or other instrument or document, including an electronic communication, as may from time to time be designated by the Company as evidencing any Award granted under the Plan. (e) “Board” shall mean the Board of Directors of the Company. (f) “Cause” shall have the same meaning as set forth in any unexpired employment agreement or independent contractor agreement between the Company and the Participant for purposes of providing severance on a termination without “Cause” or, in the absence of such agreement, as set forth in the Participant’s Award Agreement. If no alternative definition for “Cause” exists in such agreements, “Cause” means that any of the following situations gave rise to a Participant’s termination from Continuous Service: (i) the Participant committed, was convicted, or pled no contest or any similar plea to a misdemeanor involving material acts of dishonesty or breach of fiduciary duty or any felony (other than non-violent felonies that do not involve dishonesty or breach of fiduciary duty for which the Participant is not required to serve any jail time or be confined to house arrest); (ii) the Participant willfully or grossly negligently failed to substantially perform his or her duties and responsibilities to the Company or deliberately violated a material Company policy; (iii) the Participant committed any act or acts of fraud, embezzlement, dishonesty, or other willful misconduct which results or could reasonably be expected to result in injury to the Company; (iv) without authorization, the Participant used or disclosed any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company or any other service recipient; or (v) Participant breached any of his or her material obligations under any written agreement with the Company. The foregoing definition does

2 not in any way limit the Company’s ability to terminate a Participant’s employment or other service relationship at any time, in the Company’s sole discretion. Furthermore, a Participant’s Continuous Service shall be deemed to have terminated for Cause within the meaning hereof if, at any time (whether before, on, or after termination of the Participant’s Continuous Service), facts or circumstances are discovered that would have justified a termination for Cause in the Company’s sole discretion. (g) “Change in Control” shall mean: (i) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company; (ii) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation; (iii) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger; or (iv) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s). (h) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and the rules and regulations issued thereunder. (i) “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board described in Section 3 hereof. (j) “Company” shall mean Spectrum Pharmaceuticals, Inc. and, to the extent determined appropriate by the Company in its sole discretion, any Affiliate or successor thereto. (k) “Consultant” shall mean any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services. (l) “Continuous Service” means a Participant’s period of service in the absence of any interruption or termination (as defined in such individual’s employment or consulting agreement with the Company, if any, as the case may be), as an Employee, Director, or Consultant. The following sentences apply notwithstanding anything to the contrary in any Participant’s employment or consulting agreement with the Company, if any, as the case may be. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment on the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of

3 Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a leave paid at full normal compensation by the Company). (m) “Detrimental Conduct” shall mean the Participant’s serious misconduct or unethical behavior, including any of the following acts (i) any violation of a restrictive covenant agreement (e.g., non- disclosure, non-solicitation, etc.); (ii) any conduct that could result in separation from service with the Company for Cause; (iii) the commission of a serious criminal act (e.g., a felony of any kind or a misdemeanor involving fraud, theft, or breach of fiduciary duty); (iv) breach of a fiduciary duty; (v) intentional violation, or grossly negligent disregard of the Company’s policies, rules, or procedures; or (vi) the Participant taking or maintaining trading positions that result in a need to restate financial results in a subsequent reporting period or that results in a significant financial loss to the Company. (n) “Director” shall mean a member of the Board, or a member of the board of directors of an Affiliate. (o) “Disability” shall have the same meaning as set forth in any unexpired employment agreement or independent contractor agreement between the Company and the Participant or, in the absence of any such agreement, as set forth in the Participant’s Award Agreement. If no alternative definition for “Disability” exists in such contracts between the Participant and the Company, “Disability” means a physical or mental condition under which the Participant is receiving benefits under the Company’s long-term disability plan applicable to such Participant, and in the absence of such a plan, a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. (p) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan. (q) “Eligible Person” shall mean any prospective Employee who is commencing employment with the Company or any Affiliate, or is being rehired following a bona fide period of non-employment by the Company or any Affiliate, if he or she is granted an Award in connection with his or her commencement of employment with the Company or any Affiliate and such grant is an inducement material to his or her entering into employment with the Company or any Affiliate (within the meaning of NASDAQ Stock Market Rule IM-5636-1 or any successor rule, if the Company’s securities are traded on the NASDAQ Stock Market, and/or the applicable requirements of any other established stock exchange on which the Company’s securities are traded, as applicable, as such rules and requirements may be amended from time to time). Notwithstanding the foregoing, if the Company’s securities are traded on the NASDAQ Stock Market, an “Eligible Person” shall not include any prospective Employee who has previously been an Employee or Director of the Company unless following a bona fide period of non-employment by the Company or any Affiliate. The Committee may in its discretion adopt procedures from time to time to ensure that a prospective Employee is eligible to participate in the Plan prior to the granting of any Awards to such individual under the Plan (including without limitation a requirement that each such prospective Employee certify to the Company prior to the receipt of an Award under the Plan that he or she has had a bona fide period of interruption of employment, and that the grant of Awards under the Plan is an inducement material to his or her agreement to enter into employment with the Company or any Affiliate). (r) “Employee” shall mean any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes or, if in a jurisdiction that does not have employment taxes, any person whom the Company or any Affiliate classifies as an employee (including an officer), in either case whether or not that classification is correct. The payment by the Company of director’s fees to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

4 (s) “Fair Market Value” shall mean, with respect to any Shares or other securities, the closing price of a Share or other security on the date as of which the determination is being made or as otherwise determined in a manner specified by the Committee. (t) “Grant Date” shall mean the later of (i) the date designated as the “Grant Date” within an Award Agreement and (ii) the date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practicable thereafter the Company both notifies the Eligible Person of the Award and issues an Award Agreement to the Eligible Person. (u) “Independent Director” means a Director of the Company who is not an Employee of the Company and who qualifies as “independent” within the meaning of NASDAQ Stock Market Rule 5605(a)(2), or any successor rule, if the Company’s securities are traded on the NASDAQ Stock Market, and/or the applicable requirements of any other established stock exchange on which the Company’s securities are traded, as applicable, as such rules and requirements may be amended from time to time. (v) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to satisfy the requirements of Section 422 of the Code. (w) “Option” shall mean a Non-Qualified Stock Option. (x) “Other Stock-Based Award” shall mean any right granted under Section 6(f) of the Plan. (y) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan. (z) “Performance Award” shall mean any right granted under Section 6(d) of the Plan. (aa) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof. (bb) “Plan” shall mean this Spectrum Pharmaceuticals, Inc. 2022 Employment Inducement Incentive Award Plan, as it may be further amended and/or restated from time to time. (cc) “Restricted Stock” shall mean any award of Shares granted under Section 6(c) of the Plan. (dd) “Restricted Stock Award” shall mean either the issuance of Restricted Stock or the grant of Restricted Stock Units under the Plan. (ee) “Restricted Stock Unit” shall mean any restricted stock unit granted under Section 6(c) of the Plan that is denominated in Shares. (ff) “Retirement” shall mean that a Participant retires from the Company after attaining age 60 and 8 years of service with the Company and its Affiliates and satisfies any additional criteria as may be determined by the Committee. (gg) “Shares” shall mean the common shares of the Company, and such other securities as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan. (hh) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

5 SECTION 3. ADMINISTRATION (a) Except as otherwise provided herein, the Plan shall be administered by the Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan), which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate. Unless otherwise determined by the Board, the Committee shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, in each case, to the extent required under such provision; provided, however, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3 or otherwise provided in any charter of the Committee. Notwithstanding anything to the contrary provided herein, Awards shall be approved by (i) the Committee, which shall be comprised solely of Independent Directors, or (ii) a majority of the Company’s Independent Directors. The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any changes in Applicable Law. (b) Subject to the terms of the Plan and Applicable Law, the Committee shall have full power and authority to: (i) adopt rules and regulations from time to time intended to ensure that an individual is an Eligible Person prior to the granting of any Award to such individual under the Plan (including without limitation a requirement, if any, that each such individual certify to the Company prior to the receipt of an Award under the Plan that he or she has not been previously employed by the Company or any Affiliate, or if previously employed, has had a bona fide period of non-employment, and that the grant of Awards under the Plan is an inducement material to his or her agreement to enter into employment with the Company or any Affiliate); (ii) designate Eligible Persons to become Participants; (iii) determine the type or types of Awards to be granted to each Participant under the Plan; (iv) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (v) determine the terms and conditions of any Award; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, or other Awards, or terminated, forfeited, canceled or suspended, and the method or methods by which Awards may be settled, exercised, terminated, forfeited, canceled or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend, or waive such rules and guidelines; (x) appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it deems desirable. (c) Following the issuance of any Award under the Plan, the Company shall, in accordance with the listing requirement under the applicable securities exchange, (i) promptly issue a press release disclosing the material terms of the grant, including the recipient(s) of the grant and the number of shares involved and (ii) notify the applicable securities exchange of such grant no later than the earlier to occur of (A) five (5) calendar days after entering into the agreement to issue the Award or (B) the date of the public announcement of the Award. (d) Without limiting the foregoing, the Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms as it deems to be appropriate in its sole discretion and to make any findings of fact needed in the administration of this Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of this Plan, or of any Award or Award Agreement, and all determinations the Committee or the Company makes pursuant to this Plan shall be final, binding, and conclusive (subject only to the Committee’s or the Company’s

6 inherent authority to change their determinations). The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly affected by fraud. (e) Any determination made by the Committee or the Company with respect to any provisions of this Plan may be made on an Award-by-Award basis. The Committee and the Company have no obligation to be uniform, consistent, or nondiscriminatory between classes of similarly-situated Eligible Persons, Participants, Awards or Award Agreements, except as required by Applicable Law. (f) Any Participant who believes he or she is being denied any benefit or right under this Plan or under any Award or Award Agreement may file a written claim with the Committee. Any claim must be delivered to the Committee within six (6) months of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, generally will notify the Participant of its decision in writing as soon as administratively practicable. Claims shall be deemed denied if the Committee does not respond in writing within 180 days of the date the written claim is delivered to the Committee. The Committee’s decision is final and conclusive and binding on all Persons. No lawsuit or arbitration relating to this Plan may be filed or commenced before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred. (g) Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction, or determination made in good faith with respect to this Plan, any Award, or any Award Agreement. The Company shall pay or reimburse any Eligible Person who in good faith takes action on behalf of this Plan, for all expenses incurred with respect to this Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of this Plan. The Company may, but shall not be required to, obtain liability insurance for this purpose. (h) The Company shall bear the expenses of administering this Plan. SECTION 4. SHARES AVAILABLE FOR AWARDS (a) SHARES AVAILABLE. Subject to adjustment as provided in this Section 4: (i) The total number of Shares that may be issued under the Plan pursuant to Awards may not exceed 5,000,000. This is the “Share Reserve.” (ii) ACCOUNTING FOR AWARDS. For purposes of this Section 4, unless the Committee determines otherwise: (A) if an Award (other than a Dividend Equivalent) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; (B) Dividend Equivalents denominated in Shares and Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares, provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of Shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting; and (C) Notwithstanding anything herein to the contrary, any Shares subject to Awards under this Plan that terminate by expiration, forfeiture, cancellation, or otherwise without the

7 issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available for grant under this Plan. Further, Shares subject to an Award under this Plan shall again be made available for issuance under the Plan if such Shares are: (x) Shares that were subject to an Option or a Share-settled Stock Appreciation Right and were not issued on the net settlement or net exercise of such Option or Stock Appreciation Right, or (y) Shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes under any Award. Notwithstanding the provisions of this Section 4(a)(ii), no Shares shall again be available for future grants of Awards under the Plan to the extent that such return of Shares would cause the Plan to constitute a “formula plan” or constitute a “material revision” of the Plan subject to shareholder approval under the then-applicable rules of the NASDAQ Stock Market (or any other applicable exchange or quotation system). (iii) SOURCES OF SHARES DELIVERABLE UNDER AWARDS. The Shares to be issued, transferred, and/or sold under the Plan shall be made available from authorized and unissued Shares or from the Company’s treasury shares. (b) ADJUSTMENTS. (i) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other securities), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event constitutes an equity restructuring transaction, as that term is defined in Accounting Standards Codification Topic 718 (or any successor thereto) or otherwise affects the Shares, then the Committee may adjust the following in a manner that is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan: (A) the number and type of Shares or other securities which thereafter may be made the subject of Awards including the limit specified in Section 4(a)(i); (B) the number and type of Shares or other securities subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; and (D) other value determinations applicable to outstanding Awards. provided, however, in each case, that the number of Shares subject to any Award denominated in Shares shall always be a whole number. (ii) ADJUSTMENTS OF AWARDS ON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in Applicable Law or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. SECTION 5. ELIGIBILITY Any Eligible Person is eligible to be designated a Participant. The Committee shall determine which Eligible Persons may receive Awards. If the Committee does not determine that an Eligible Person is to receive a specific Award, he or she shall not be entitled to any such Award. Each Award shall be evidenced by an Award Agreement that: sets forth the Grant Date and all other terms and conditions of the Award; is signed on behalf of the Company; and (unless waived by the Committee) is signed by the Eligible Person

8 in acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter. SECTION 6. AWARDS (a) OPTIONS. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine: (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, and except as provided in Section 4(b), that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option. (ii) OPTION TERM. The term of each Option shall not exceed ten (10) years from the date of grant. (iii) TIME AND METHOD OF EXERCISE. The Committee shall establish in the applicable Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms, including, without limitation, cash, Shares, or other Awards, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Company shall not be required to deliver Shares pursuant to the exercise of an Option and the Option will be deemed unexercised until the Company has received sufficient funds or value to cover the full exercise price due and all applicable withholding obligations. The Committee may in its sole discretion set forth in an Award Agreement that a Participant may exercise an unvested Option, in which case the Shares then issued shall be restricted Shares having the same vesting restrictions as the unvested Option. (iv) TERMINATION OF CONTINUOUS SERVICE. The Committee may set forth in the applicable Award Agreement, or a severance agreement, employment agreement or severance plan, the terms and conditions by which an Option is exercisable, if at all, after the date of a Participant’s termination of Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option on the date of a Participant’s termination of Continuous Service, or if the Participant (or other Person entitled to exercise the Option) does not exercise the Option within the time and as specified in the Award Agreement or below (as applicable), the Option shall terminate. Notwithstanding the foregoing, if the Company has a contingent contractual obligation to provide for accelerated vesting or extended exercisability after termination of a Participant’s Continuous Service, such Options shall not terminate at the time they otherwise would terminate but instead shall remain outstanding, but unexercisable, until the maximum contractual time for determining whether such contingency will occur, and terminate at such time if the contingency has not then occurred; provided that no such extension shall cause an Option to be exercisable after the 10-year anniversary of its Grant Date or the date such Option otherwise would have terminated had the Participant remained in Continuous Service. Subject to the preceding paragraph and Section 6(a)(vi) and to the extent an Award Agreement, or a severance agreement, employment agreement or severance plan, does not otherwise specify the terms and conditions on which an Option shall terminate when a Participant terminates Continuous Service, the following provisions apply:

9 Reason for Terminating Continuous Service Option Termination Date (I) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts, or due to Participant’s material breach of his or her unexpired employment agreement or independent contractor agreement with the Company. All Options, whether or not vested, shall immediately expire effective on the date of termination of the Participant’s Continuous Service, or when Cause first existed if earlier. (II) Retirement of the Participant. All unvested Options shall immediately expire effective on the date of termination of the Participant’s Continuous Service. All vested and unexercised Options shall expire six (6) months after the date of termination of the Participant’s Continuous Service. (III) Disability or Death of the Participant during Continuous Service (in either case unless Reason I applies). All unvested Options shall immediately expire effective as of the date of termination of the Participant’s Continuous Service, and all vested and unexercised Options shall expire 12 months after such termination. (IV) Any other reason. All unvested Options shall immediately expire effective on the date of termination of the Participant’s Continuous Service. All vested Options, to the extent unexercised, shall expire effective 90 days after the date of termination of the Participant’s Continuous Service. (v) BLACKOUT PERIODS. If there is a blackout period (whether under the Company’s insider trading policy, Applicable Law, or a Committee-imposed blackout period) that prohibits buying or selling Shares during any part of the ten (10) day period before an Option expires (as described above), the Option exercise period shall be extended until ten (10) days beyond the end of the blackout period. Notwithstanding anything to the contrary in this Plan or any Award Agreement, no Option can be exercised beyond the later of the date its original term expires as set forth in the Award Agreement, the date on which the Option otherwise would become unexercisable, or the ten-year anniversary of its Grant Date. (vi) COMPANY CANCELLATION RIGHT. Subject to Applicable Law, if the Fair Market Value for Shares subject to any Option is more than 50% below their exercise price for more than 90 consecutive business days, the Committee unilaterally may declare the Option terminated, effective on the date the Committee provides written notice to the Option holder. The Committee may take such action with respect to any or all Options granted under the Plan and with respect to any individual Option holder or class(es) of Option holders. (vii) NON-EXEMPT EMPLOYEES. An Option granted to an Employee who is non- exempt for purposes of the Fair Labor Standards Act of 1938, as amended, will not be first exercisable for any Shares until at least twelve (12) months after the Grant Date of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, the vested portion of any Options may be exercised earlier than twelve (12) months after the Grant Date: (A) if the non-exempt Employee dies or suffers a Disability; (B) in connection with a corporate transaction in which the Option is not assumed, continued, or substituted; (C) on a Change in Control; or (D) on the Participant’s retirement (as may be defined in the Participant’s Award Agreement or other agreement with the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines). The foregoing provision is intended to operate so that any income derived by a non-exempt Employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

10 (viii) NO RELOAD OPTIONS. No Option shall include terms entitling the Participant to a grant of Options or Stock Appreciation Rights on exercise of the Option. (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, on exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the right as specified by the Committee. (i) GRANT PRICE. The grant price shall be determined by the Committee, provided, however, and except as provided in Section 4(b), that such price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right, except that if a Stock Appreciation Right is at any time granted in tandem with an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option. (ii) TERM. The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant. (iii) OTHER RULES. The rules of Sections 6(a)(iii) – 6(a)(viii) shall apply to Stock Appreciation Rights as if the Award were an Option. (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. (i) ISSUANCE. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants. (ii) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed. Subject to Applicable Law, the Committee may make Awards of Restricted Stock and Restricted Stock Units with or without the requirement for payment of cash or other consideration. (iii) REGISTRATION. Any Restricted Stock or Restricted Stock Units granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. (iv) FORFEITURE. On termination of Continuous Service during the applicable restriction period, except as otherwise determined by the Committee, all Shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited and, to the extent applicable, reacquired by the Company. However, if the Participant paid cash or other consideration for Restricted Stock that is so forfeited, the Company shall return to the Participant the lower of the Fair Market Value of the Shares on the date of forfeiture or their original purchase price, to the extent set forth in an Award Agreement or required by Applicable Law. (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants. Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award are subject to specific criteria determined by the Committee (including the attainment of any performance goals) and such additional conditions or terms as the Committee may designate. Subject to the terms of the Plan and any applicable Award Agreement, a

11 Performance Award granted under the Plan: (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, or other Awards; and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, on the achievement of such performance goals during such performance periods as the Committee shall establish. (e) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant to Participants Awards (other than Options and Stock Appreciation Rights) under which the holders thereof shall be entitled to receive payments equivalent to dividends or interest with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine. (f) OTHER STOCK-BASED AWARDS. The Committee is authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such grants must comply with Applicable Law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, as the Committee shall determine, the value of which consideration, as established by the Committee, and except as provided in Section 4(b), shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is granted. (g) GENERAL. (i) NO CASH CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for such cash consideration as may be required by Applicable Law or determined by the Committee; however, Participants may be required to pay any amount the Committee determines in connection with Awards not inconsistent with the terms of this Plan. (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate on the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, rights in or to Shares issuable under the Award or other Awards, other securities, or other Awards, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments. (iv) LIMITS ON TRANSFER OF AWARDS. Except as provided by the Committee, no Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award on the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under Applicable Law, by the Participant’s guardian or legal representative. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

12 (v) CONDITIONS AND RESTRICTIONS ON SECURITIES SUBJECT TO AWARDS. The Committee may provide that the Shares issued on exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award. Without limiting the foregoing, such restrictions may address the timing and manner of any re-sales by the Participant or other subsequent transfers by the Participant of any Shares issued under an Award, including without limitation: (A) restrictions under an insider trading policy or pursuant to Applicable Law, (B) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements, (C) restrictions as to the use of a specified brokerage firm for such re-sales or other transfers and (D) provisions requiring Shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations. The Committee shall include in any Award Agreement any claw back or forfeiture provisions required by Applicable Law. The Committee also may include in any Award Agreement provisions providing for forfeiture of the Award or requiring the Participant to return the Shares underlying the Award to the Company in the event the Participant engages in specified behavior that is adverse to the Company’s interests, including after termination of his or her service relationship with the Company, such as for competing with the Company, soliciting its Employees, or breaching a written agreement with the Company. (vi) SHARE CERTIFICATES. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange on which such Shares or other securities are then listed, and any applicable federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. (vii) FORFEITURE FOR DETRIMENTAL CONDUCT AND CLAWBACK. In the event the Committee determines that a Participant has committed any Detrimental Conduct, then (1) no additional Shares subject to any outstanding Participant Award shall become vested and/or exercisable, (2) the Participant shall forfeit the right to receive the Shares underlying any Award Agreement, to exercise any vested but unexercised portion of an Award, and to vest in any unvested portion of an Award, and (3) the Participant shall pay the Company any gains realized by the Participant from any Award within one year prior to and including the day of Participant’s status as a Director, Employee or Consultant, or at any time after the end of such service. The amount of the realized gains shall be the difference between the amount (if any) paid by the Participant and the fair market value of the Shares on the date such Shares were delivered to the Participant. Participant agrees to pay immediately upon demand these amounts to the Company. In lieu of requiring payment of the realized gains upon violation of the terms of this Section 6(g)(vii), the Company, may in its sole discretion as exercised by the Committee, choose to buy back the applicable Shares at the stated exercise price as set forth in the applicable Award Agreement, or, if none, $.01 per Share, and Participant agrees to take all actions necessary to effectuate such buy back. If the Company is required to bring an arbitration or other legal or equitable action in order to enforce the provisions and remedies of this Section 6(g)(vii), and if the Company prevails in such arbitration or other action, the Participant shall be required to reimburse the Company for its reasonable costs and attorneys’ fees expended in pursuing such arbitration or other action. SECTION 7. AMENDMENT AND TERMINATION This Plan shall remain in effect until terminated by the Board or the Committee, but no such termination shall affect any outstanding grants under the Plan. Except to the extent prohibited by Applicable Law and unless otherwise expressly provided in an Award Agreement or in the Plan:

13 (a) AMENDMENTS TO THE PLAN. The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan, in whole or in part; provided, however, that shareholder approval of any amendment to the Plan shall be sought to the extent required by Applicable Law; and provided, further, that, notwithstanding any other provision of the Plan or any Award Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made without the approval of the shareholders of the Company that would, except as provided in Section 4(b), permit Options, Stock Appreciation Rights, or other Stock-Based Awards encompassing rights to purchase Shares to be repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Option or the grant price of a previously granted Stock Appreciation Right, or the purchase price of a previously granted Other Stock-Based Award. (b) AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue, or terminate, any Awards theretofore granted, prospectively or retroactively. No such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy or conform to Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award. SECTION 8. GENERAL PROVISIONS (a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, or, having been selected to receive an Award under this Plan, to be selected to receive a future Award, and further there is no obligation for uniformity of treatment of Eligible Persons, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. (b) WITHHOLDING. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy statutory withholding obligations for the payment of such taxes. Notwithstanding any provision of this Plan or an Award Agreement to the contrary, Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, nor any Affiliate, nor any of their employees, directors, or agents, shall have any duty or obligation to mitigate, minimize, indemnify, or to otherwise hold any Participant harmless from any or all of such tax consequences. The Company’s obligation to deliver Shares (or to pay cash or other consideration) to Participants pursuant to Awards is at all times subject to such Participant’s prior or coincident satisfaction of all withholding taxes. (c) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases. (d) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not constitute an employment contract nor be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. (e) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law without regard to conflict of law.

14 (f) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to Applicable Law, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect. (g) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate. (h) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated. (i) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. (j) COMPLIANCE WITH THE CODE. Except to the extent specifically provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code so as to avoid the imposition of any additional taxes or penalties under Section 409A of the Code. If the Committee determines that an Award, Award Agreement, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Section 409A of the Code, or adverse tax consequences under another Code provision, then unless the Committee specifically provides otherwise, such Award, Award Agreement, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan and/or Award Agreement will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Section 409A of the Code or another Code provision to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant. Notwithstanding the foregoing or any provision of the Plan or an Award Agreement to the contrary, Participants shall be solely responsible for the satisfaction of any taxes or interest or other consequence, that may arise pursuant to Awards (including taxes arising under Code Section 409A), and neither the Company nor the Committee nor anyone other than the Participant, his or her estate or beneficiaries, shall have any obligation whatsoever to pay such taxes or interest or to otherwise indemnify or hold any Participant harmless from any or all of such taxes. (k) NO REPRESENTATIONS OR COVENANTS WITH RESPECT TO TAX QUALIFICATION. Although the Company may endeavor to (i) qualify an Award for favorable U.S. or foreign tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan. (l) AWARDS TO NON-U.S. EMPLOYEES. The Committee shall have the power and authority to determine which Affiliates shall be covered by this Plan and which employees outside the U.S. shall be eligible to participate in the Plan. The Committee may adopt, amend or rescind rules, procedures or sub- plans relating to the operation and administration of the Plan to accommodate the specific requirements of local laws, procedures, and practices. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights

15 on death, Disability or Retirement or on termination of Continuous Service; available methods of exercise or settlement of an Award; payment of income, social insurance contributions and payroll taxes; and the withholding procedures and handling of any stock certificates or other indicia of ownership which vary with local requirements. The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations. (m) DATA PRIVACY. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant with respect to one or more Awards under the Plan, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Affiliates each may transfer the Data to any third parties assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting such Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative. (n) NO DUTY TO NOTIFY. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. (o) COMPLIANCE WITH LAWS. The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Law. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and (ii) completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16 Notwithstanding anything to the contrary herein or in any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or Stock Appreciation Right, as well as the settlement of any Award, with respect to any or all Participants to the extent the Committee determines that doing so is desirable or required to comply with applicable securities laws. SECTION 9. EFFECTIVE DATE OF THE PLAN This Plan shall be effective as of the date the Plan is approved by the Board. SECTION 10. STOCKHOLDER APPROVAL NOT REQUIRED It is expressly intended that approval of the Company’s stockholders not be required as a condition of the effectiveness of the Plan, and the Plan’s provisions shall be interpreted in a manner consistent with such intent for all purposes. Specifically, NASDAQ Stock Market Rule 5635(c) generally requires stockholder approval for stock option plans or other equity compensation arrangements adopted by companies whose securities are listed on the NASDAQ Stock Market pursuant to which stock awards or stock may be acquired by officers, directors, employees or consultants of such companies. NASDAQ Stock Market Rule 5635(c)(4) provides an exemption in certain circumstances for “employment inducement” awards (within the meaning of NASDAQ Stock Market Rule 5635(c)(4)). Notwithstanding anything to the contrary herein, if the Company’s securities are traded on the NASDAQ Stock Market, then Awards under the Plan may only be made to Employees who have not previously been an Employee or Director of the Company or any Affiliate, or following a bona fide period of non-employment by the Company or any Affiliate, in each case as an inducement material to the Employee’s entering into employment with the Company or any Affiliate. Awards under the Plan will be approved by (y) the Company’s Compensation Committee comprised of a majority of the Company’s Independent Directors or (z) a majority of the Company’s Independent Directors. Accordingly, pursuant to NASDAQ Stock Market Rule 5635(c)(4), the issuance of Awards and the Shares issuable upon exercise or vesting of such Awards pursuant to the Plan are not subject to the approval of the Company’s stockholders.